Exhibit 10.1.5.6
AMENDMENT TO THE CONSOLIDATED EDISON THRIFT SAVINGS PLAN

Exhibit 10.1.5.6
    Whereas, the Board of Directors and the Board of Trustees have the authority to amend in whole or in part any or all of the provisions of the Consolidated Edison Thrift Savings Plan (the “Thrift Savings Plan”); and

    Whereas, pursuant Section 10.02 Authority of the Plan Administrator, the Vice President – Human Resources (an “Authorized Officer”) is authorized to execute the specified amendments to the Thrift Savings Plan in such form as the Authorized Officer may approve, her execution to be evidence conclusively of her approval thereof.

    Now, therefore, the Thrift Savings Plan is amended as set forth below:

Exhibit 10.1.5.6
    Amendment Number 1
    The Title Page to the Thrift Savings Plan is amended by adding at the end of the Amendment List the following:
•Amended, effective January 1, 2018, to include shift differential in the definition of Compensation for a CECONY Management Employee or O&R Management Employee.
•Amended, effective June 21, 2020, to take into account changes made by the 2020-2024 Collective Bargaining Agreement for The Utility Workers Union of America, AFL-CIO, Local 1-2.
•Amended, effective January 21, 2021, to take into account increases to the auto-enrollment and auto-escalation feature for all Eligible Employees within the CEI controlled group.
•Amended, effective January 1, 2020, to take into account changes made by the 2019-2023 Collective Bargaining Agreement for the International Brotherhood of Electrical Workers, Local 503.
•Amended, effective January 1, 2020, to limit True-Up Contributions for any Eligible Employee who exceeds the annual addition limitations set forth in the Internal Revenue Code.
•Amended, effective January 1, 2020, to incorporate final IRS regulations issued on September 23, 2019 regarding Hardship Withdrawals.
Amendment Number 2
The Introduction is amended, to add to the end of that Section:
    Having the authority to amend the Thrift Savings Plan when necessary or desirable for uniform or efficient administration, the Plan Administrator has elected to exercise her authority and amend the Thrift Savings Plan as follows:
i.for clarification, to reflect that Compensation for a CECONY Management Employee or an O&R Management Employee includes any shift differential that is paid to him or her after January 1, 2018.
ii.to reflect an increase in the contribution rate for each CECONY Management Employee, O&R Management Employee, CET

Exhibit 10.1.5.6
Employee or CEB Employee automatically enrolled to (a) three (3) percent of straight-time pay and (b) an increase in the automatic escalation feature to fifteen (15) percent
iii.to reflect that if any portion of the True-up Contribution to which a Local 1-2 Employee, Local 3 Employee, CECONY Management Participant, CEI Participant, O&R Management Participant or CET Participant would otherwise be entitled would cause the annual additions to the Account Balance of each such participant to exceed the limitations described in the Internal Revenue Code, then such portion of the True-up Contributions will not be made
iv.(a) to incorporate a new type of expense for hardship distributions incurred due to a disaster declared by the Federal Emergency Management Agency (FEMA), (b) to eliminate the requirement to take a loan from the Thrift Savings Plan prior to taking a hardship withdrawal and (c) to eliminate the restriction that participants cannot make new contributions to the Thrift Savings Plan within six (6) months of the hardship distribution.
    The Thrift Savings Plan, in accordance with the 2020-2024 Collective Bargaining Agreement between the Utility Workers Union of America, AFL-CIO, Local 1-2 and Consolidated Edison Company of New York, Inc., is amended for each CECONY Weekly Employee who is a member of Local 1-2 as follows:
i.to reflect new Weekly and Annual Maximum Employer Matching Contributions for employees covered under the Final Average Pay Formula
ii.to reflect new Weekly and Annual Maximum Employer Matching Contribution for employees covered Under the Cash Balance Pension Formula or the Defined Contribution Pension Formula
iii.effective July 1, 2020, to reflect an increase in the contribution rate for each employee automatically enrolled to three (3) percent of straight-time pay

Exhibit 10.1.5.6
iv.effective July 1, 2020, to reflect an increase in the automatic escalation feature to fifteen (15) percent
The Thrift Savings Plan, in accordance with the 2019-2023 Collective Bargaining Agreement between the International Brotherhood of Electrical Workers, AFL-CIO and its Local 503, and Orange and Rockland Utilities, Inc., is amended for each O&R Hourly Employee as follows:
i.effective January 1, 2020, he or she may make Roth Contributions
ii.effective January 1, 2020, Employer Matching Contributions will be 100% of the first 4% of Compensation contributed to the Plan during each payroll period for any employee covered under the Cash Balance Pension Formula in the Retirement Plan or the Defined Contribution Pension Formula and who elects to make Pre-Tax Contributions or Roth Contributions
Amendment Number 3
    Article I, Definitions, Section 1.31, Compensation, subsection (c) is amended effective January 1, 2018 by adding additional language to the end as follows:
    Effective January 1, 2018, Compensation for a CECONY Management Employee or an O&R Management Employee shall also include any shift differential that is paid to him or her after January 1, 2018; and
Amendment Number 4
    Article III, Contributions, Section 3.01, Contribution Election, subsection (c), O&R Hourly Participant, is amended effective January 1, 2020, by deleting that subsection in its entirety and replacing it with the following:
    An O&R Hourly Participant may elect to reduce his or her Compensation by at least 1% and not more than 50%, in multiples of 1%, and have that amount contributed to the Thrift Savings Plan as Pre-Tax Contributions, or effective January 1, 2020, as Roth Contributions. At the time an O&R Hourly Participant elects a contribution amount, he or she will designate which portion is to be Pre-

Exhibit 10.1.5.6
Tax Contributions or Roth Contributions. Pre-Tax Contributions and Roth Contributions are to be further limited as provided below and in Article 8.

Amendment Number 5

    Article III, Contributions, Section 3.05, Employer Matching Contributions - Participating Contributions Eligible for Employer Matching Contributions, subsection (c), New Rule for Local 1-2 – January 1, 2018, is amended effective January 1, 2021, by adding a new subsection (vi) to reflect new Weekly and Annual Maximum Employer Matching Contributions for Local 1-2 Employees Covered Under the Final Average Pay Formula in the Retirement Plan as follows:
(vi)    Effective January 1, 2021, and each January 1st thereafter, the Weekly and Annual Maximum Employer Matching Contributions will be as follows:

Calendar Year Beginning	Weekly Maximum Employer Matching Contribution	Annual Maximum Employer Matching Contribution
January 1, 2021	$34.13	$1,775
January 1, 2022	$35.58	$1,850
January 1, 2023	$37.02	$1,925
January 1, 2024	$38.46	$2,000

    Amendment Number 6
    Article III, Contributions, Section 3.05, Employer Matching Contributions - Participating Contributions Eligible for Employer Matching Contributions, subsection (e) is amended effective January 1, 2021, by adding new Weekly and Annual Maximum Employer Matching Contribution for Local 1-2 Employee Covered Under the Cash Balance Pension Formula or the Defined Contribution Pension Formula as follows:
Effective January 1, 2021, and each January 1st thereafter, the Weekly and Annual Maximum Employer Matching Contribution for a Local 1-2 Employee covered under the Cash Balance Pension Formula or the Defined Contribution Pension Formula will be as follows:

Exhibit 10.1.5.6

Calendar Year Beginning	Weekly Maximum Employer Matching Contribution	Annual Maximum Employer Matching Contributions
January 1, 2021	$68.27	$3,550
January 1, 2022	$71.15	$3,700
January 1, 2023	$74.04	$3,850
January 1, 2024	$76.92	$4,000

Amendment Number 7
    Article III, Contributions, Section 3.05, Employer Matching Contributions - Participating Contributions Eligible for Employer Matching Contributions, subsection (f), True-Up Company Contribution for Local 1-2 Employee, is amended effective January 1, 2020, by adding the following to the end of the last paragraph:
    If any portion of the True-Up Contribution to which a Local 1-2 Employee would otherwise be entitled under this section would cause the annual additions to the Account Balance of such Local 1-2 Employee to exceed the limitations described in Section 8.04, then such portion of the True-Up Contribution shall not be made.
    Amendment Number 8
    Article III, Contributions, Section 3.05, Employer Matching Contributions - Participating Contributions Eligible for Employer Matching Contributions, subsection (m), True-Up Company Contribution for Local 3 Employee, is amended effective January 1, 2020, by adding the following to the end of the last paragraph:
     If any portion of the True-Up Contribution to which a Local 3 Employee would otherwise be entitled under this section would cause the annual additions to the Account Balance of such Local 3 Employee to exceed the limitations described in Section 8.04, then such portion of the True-Up Contribution shall not be made.

Exhibit 10.1.5.6
    Amendment Number 9
    Article III, Contributions, Section 3.05, Employer Matching Contributions - Participating Contributions Eligible for Employer Matching Contributions, subsection (n) CECONY Management Participant and CEI Participant, subsection (iv) is amended effective January 1, 2020, by adding the following to the end:
    If any portion of the True-up Contribution to which a CECONY Management Participant or CEI Participant would otherwise be entitled under this section would cause the annual additions to the Account Balance of such CECONY Management Participant or CEI Participant to exceed the limitations described in Section 8.04, then such portion of the True-Up Contribution shall not be made.
    Amendment Number 10
    Article III, Contributions, Section 3.05, Employer Matching Contributions - Participating Contributions Eligible for Employer Matching Contributions, subsection (n), CECONY Management Participant and CEI Participant, subsection (vii) is amended effective January 1, 2020, by adding the following to the end:
    If any portion of the True-Up Contribution to which a CECONY Management Participant, O&R Management Participant or CET Participant would otherwise be entitled under this section would cause the annual additions to the Account Balance of such CECONY Management Participant, O&R Management Participant or CET Participant to exceed the limitations described in Section 8.04, then such portion of the True-Up Contribution shall not be made.
    Amendment Number 11
    Article III, Contributions, Section 3.05, Employer Matching Contributions - Participating Contributions Eligible for Employer Matching Contributions, subsection (o) O&R Hourly Participant, is amended effective January 1, 2020, by adding the following new subsection (iii):
    (iii)    Effective as of January 1, 2020, O&R will contribute on behalf of each O&R Hourly Employee who, whether by design or election, is covered under the Cash Balance Pension Formula in the Retirement Plan or the Defined Contribution Pension Formula, and who elects to make Pre-Tax Contributions or Roth

Exhibit 10.1.5.6
Contributions, an amount equal to 100% of the first 4% of Compensation contributed to the Plan during each payroll period.

    Amendment Number 12

    Article III, Contributions, Section 3.12, Auto Enrollment Feature – For Local 1-2, subsection (a), Auto Enrollment Feature For a Local 1-2 Employee hired on or after January 1, 2018, is amended effective July 1, 2020, by adding the following new subsection (v) to the end:
        (v)    The contribution rate for each Local 1-2 Employee automatically enrolled after July 1, 2020 in accordance with Section 3.12(a)(i) above will be set to equal three (3) percent of his or her straight-time pay.
    Amendment Number 13
    Article III, Contributions, Section 3.13, Auto Escalation Feature – For Local 1-2, subsection (b), Auto Escalation Feature, Effective July 2019, for Each Local 1-2 Employee Contributing Less Than 10%, is amended effective July 1, 2020, by adding the following new subsection (iv) to the end:
         (iv) Effective July 1, 2020, the automatic escalation feature for Local 1-2 Employees will increase to fifteen (15) percent. Effective with the first payroll period in July of 2021, and in each July thereafter, the contribution rate for each Local 1-2 Employee who has not opted out of the Auto Escalation Feature and is contributing less than fifteen (15) percent to the Thrift Savings Plan will be automatically increased by one (1) percentage point, until the Local 1-2 Employee’s rate reaches fifteen (15) percent.
    Amendment Number 14
Article III, Contributions, Section 3.13, Auto Escalation Feature – For Local 1-2, subsection (c), Notices about the Auto Enrollment Feature and the Auto Escalation Feature, is amended effective July 1, 2020, by adding the following new subsection (viii) to the end:
        (viii)    Each Local 1-2 Employee who was hired before July 1, 2020, and is not participating or is participating, but at a contribution rate of less than 15%, will receive a Notice about the Auto Enrollment Feature or a Notice about

Exhibit 10.1.5.6
the Auto Escalation Feature, respectively, no less than 60 days prior to January 1, 2020.
    Amendment Number 15
    Article III, Contributions, Section 3.14, Auto Enrollment Feature – For CECONY Management Employee, O&R Management Employee, CET Employee, or CEB Employee, subsection (a), Auto Enrollment Feature for a CECONY Management Employee, O&R Management Employee, CET Employee or CEB Employee, who, as of April 1, 2017, is neither participating in the 401(k) Formula nor making After-Tax Contributions to the Thrift Savings Plan, is amended effective January 1, 2021, by adding a new subsection (v) to the end:
    (v)    Effective for each CECONY Management Employee, O&R Management Employee, CET Employee, or CEB Employee automatically enrolled on or after January 1, 2021, the contribution rate will be set to equal three (3) percent of his or her straight-time pay.
    Amendment Number 16
    Article III, Contributions, Section 3.15, Auto Escalation Feature – CECONY Management Participant, O&R Management Participant, CEB Participant or CET Participant, subsection (a) is amended effective July 1, 2020, by adding the following new subsection (ix) to the end:
    (ix)    Effective January 1, 2021, the automatic escalation feature for CECONY Management Participants, O&R Management Participants, CEB Participants and CET Participants will increase to fifteen (15) percent. Effective with the first payroll period in January of 2021, and in each January thereafter, the contribution rate for each such Participant who has not opted out of the Auto Escalation Feature and is contributing less than fifteen (15) percent will be automatically increased by one (1) percentage point, until his or her rate reaches fifteen (15) percent. The Auto Escalation Feature is intended and designed to promote the participation of each Participant at a rate of 15%. Each CECONY Management Participant, O&R Management Participant, CET Participant or CEB Participant will receive a Notice about the increased Auto Escalation Feature no less than 30 days prior to January 1, 2021, and then, thereafter, no less than 30

Exhibit 10.1.5.6
days prior to the first payroll date the automatic contribution increase commences.

    Amendment Number 17
    Article VII, Distributions, Withdrawals and Forfeitures, Section 7.04, Hardship Withdrawals, subsection (a), Immediate and Heavy Financial Need, is amended effective January 1, 2020, by adding the following new subsections (vii) and (viii) and renumbering subsequent subsections accordingly:
    (vi)    expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income or Code Section 165(h)(5));
    (vii)    expenses and losses (including loss of income) incurred by the Participant on account of a federally declared disaster, provided that the Participant’s residence or principal place of employment at the time of the disaster was located in an area designated for individual assistance with respect to the disaster;
    Amendment Number 18
    Article VII, Distributions, Withdrawals and Forfeitures, Section 7.04, Hardship Withdrawals, subsection (b), Necessary to Satisfy Such Need, is amended effective January 1, 2020, by deleting the following from subsection (1):
    and all nontaxable loans currently available under all plans of the Company and Affiliates, providing that the loan would not itself increase the hardship.
    Amendment Number 19
    Article VII, Distributions, Withdrawals and Forfeitures, Section 7.04, Hardship Withdrawals, subsection (b), Necessary to Satisfy Such Need, is amended effective January 1, 2020, by deleting subsection (2) in its entirety and renumbering any section references as applicable.

Exhibit 10.1.5.6
IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed on this 24th day of December 2020.

/s/ Nancy Shannon
Nancy Shannon
Vice President of Human Resources of
Consolidated Edison Company of New York, Inc.
And the Plan Administrator of the Thrift Savings Plan